                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 29, 1998
                                                   -------------

                       THE CHASE MANHATTAN CORPORATION
                       -------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                      1-5805                13-2624428
             --------                      ------                ----------
    (State or Other Jurisdiction      (Commission File         (IRS Employer
         of Incorporation)                 Number)           Identification No.)


     270 Park Avenue, New York, NY                                 10017
     -----------------------------                                 -----
(Address of Principal Executive Offices)                         (Zip Code)


      Registrant's telephone number, including area code (212) 270-6000

Item 5.  Other Events.
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        On June 11, 1998, The Chase Manhattan Corporation and the other registrants named therein filed a Registration Statement on Form S-3 (File Nos. 333-56587, 333-56587-01, 333-56587-02, 333-56587-03, 333-37567, 333-37567-03)
(the "Registration Statement"), which Registration Statement was declared effective on July 17, 1998. On July 29, 1998, the prospectus included in the Registration Statement was supplemented in connection with the proposed issuance and sale, pursuant to such prospectus, as so supplemented, of $250,000,000 of Chase Capital VI Floating Rate Capital Securities, Series F (Liquidation Amount $1,000 per Capital Security) (the "Capital Securities"). Attached hereto as
Exhibit 8 is a legal opinion with respect to the Capital Securities.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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        The following exhibit is filed with this report:

Exhibit Number                          Description
--------------                          -----------

     8            Opinion of counsel as to certain federal income tax matters.

                                  SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           THE CHASE MANHATTAN CORPORATION



                                             By: /s/ Anthony J. Horan
                                                ---------------------------
                                                     Anthony J. Horan
                                                     Corporate Secretary



Dated:  July 30, 1998

                                EXHIBIT INDEX



Exhibit Number                  Description

      8                         Opinion of counsel as to
                                certain federal income tax
                                matters